Exhibit 99.1


         American Telecom Launches DECT Cordless Phone with Integrated
                 Answering Machine Accessible from Each Handset
    Multi-handset Design Changes the Way that Households Check Their Messages

Contact:          Bruce Hahn, CEO
                  American Telecom Services, Inc.
                  (404) 261-7466
                  Bruce.Hahn@atsphone.com

Investor Contact: Matt Hayden, President
                  Hayden Communications
                  (858) 704-5065
                  matt@haydenir.com

Media Contact:    Danielle Ross
                  Comunicano
                  (858) 314-2958
                  dross@comunicano.com

City of Industry,  California -July 18,  2006--American  Telecom Services,  Inc.
(ATS) (AMEX: TES), a provider of both Digital Clear Internet Phone (VoIP) and Pay N' Talk pre-paid long distance communication services that are bundled with digital cordless multi-handset phones, announced today the release of its first DECT 6.0 Pay N' Talk phone that includes an integrated, next-generation answering machine with access from every handset.

This new ATS design allows users to check their messages from any handset in the expandable system, instead of restricting them to checking messages only from the base as is common on other, similar devices. The release of the new phone represents a significant advancement in maximizing functionality and consumer ease-of-use within a multi-handset system, providing them with a service that emulates network-driven voice mail, without the monthly service cost.

Priced at less than $40 for the master base (Model RA21804B), ATS also is introducing a companion expansion handset (Model RA21814B) that will retail for under $20. The phones will be sold in multiple retail package configurations ranging from stand-alone masters and extensions to combination sets of a master base with up to four additional handsets. Each handset includes the money saving green button for accessing the company's patent-pending, Pay N' Talk prepaid long distance platform.

Pay N' Talk service offers consumers the opportunity to save on their regional, domestic and international long distance service through seamless access using the money saving green button. Using the money saving green button, consumers can activate their Pay N' Talk account, make calls and manage their account. All domestic calls are 3.9 cents per minute with no additional charges and all taxes included. Competitive international rates may be found at http://atsphone.com/payntalk/rates.html.

The RA218 highlighted features include:

General Features

     -    Message retrieval from handsets
     -    Money Saving Green Button to access prepaid long distance
     -    DECT 6.0
     -    Range Over 900 ft.
     -    Expandable up to 4 Handsets
     -    Handset Page/Locator
     -    Intercom Between Handsets
     -    Last 10-Number Redial
     -    40 Number Speed-Dial Phonebook
     -    20 Number Caller ID Log
     -    Caller ID Call Waiting Ready
     -    Handset Speakerphone
     -    12 Distinctive Ring Tones
     -    Multi-language support
     -    4 line display
     -    Message waiting indicator on base and handsets
     -    Records up to 24 incoming messages
     -    2 Different Outgoing Messages
     -    Selectable answer delay (2-9 rings)
     -    Remote-Control Access

Editors Note: Product specifications and images of these products may be found at:

RA21804B: http://atsphone.com/payntalk/RA218/RA2180BB.html
RA21814B: http://atsphone.com/payntalk/RA218/RA2181BB.html


About American Telecom Services, Inc.

American Telecom Services, Inc. offers Internet phone (Voice-over-Internet-Protocol) and prepaid long distance communications services that are bundled with the Company's digital, cordless multi-handset phones. American Telecom sells its phone/service bundles through major retailers under its "American Telecom", "ATS", "Pay N' Talk" and "Digital Clear" brand names.
The Company's strategic partners include SunRocket, Inc., a provider of VoIP services, for the Company's Internet phone service offering, and IDT Corporation for the Company's prepaid long distance service offering.

Safe Harbor Statement

Any statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify those forward-looking statements by words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of those words and some other comparable words. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from historical results or those the Company anticipates. Factors that could cause actual results to differ from those contained in the forward-looking statement



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include, but are not limited to, those risks and uncertainties  described in the
Company's prospectus dated February 1, 2006 and the other reports and documents the Company files from time to time with the Securities and Exchange Commission. Statements included in this press release are based upon information known to the Company as of the date of this press release, and the Company assumes no obligation to (and expressly disclaims any such obligation to) publicly update or alter its forward-looking statements made in this press release, whether as a result of new information, future events or otherwise, except as otherwise required by applicable federal securities laws.